Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Inland Mutual Fund Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Inland Mutual Fund Trust for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Inland Mutual Fund Trust.


/s/ Robert D. Parks                          /s/ Roberta S. Matlin
-------------------                          ---------------------
Robert D. Parks                              Roberta S. Matlin
Principal Executive Officer                  Principal Financial Officer
The Inland Mutual Fund Trust                 The Inland Mutual Fund Trust

Dated: July 9, 2003                          Dated: July 9, 2003
       ---------------------                        ------------


A signed original of this written statement required by Section 906 has been provided to The Inland Mutual Fund Trust and will be retained by The Inland Mutual Fund Trust and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Inland Mutual Fund Trust for purposes of the Securities Exchange Act of 1934.